Exhibit 99.1

AMPLIFY ENERGY CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma financial information gives effect to:

•	The East Texas Divestiture (as defined in Note 1 of the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements) by Amplify Energy Operating LLC, a Delaware limited liability company (“OLLC”) and Magnify Energy Services LLC, a Delaware limited liability company (“Magnify” and together with OLLC, the “EQV Sellers”), each an indirect, wholly owned subsidiary of Amplify Energy Corp., a Delaware corporation (the “Company”), to EQV Alpha LLC, a Delaware limited liability company (“Alpha”), which was completed on December 23, 2025. The total proceeds received was approximately $122.0 million, subject to customary post-closing adjustments; and

•	The Probable Oklahoma Divestiture (as defined in Note 1 of the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements) by Amplify Oklahoma Operating LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (“Amplify Oklahoma”), and Magnify (together with Amplify Oklahoma, the “Revolution Sellers”), to Revolution Resources III, LLC, a Delaware limited liability company (“Revolution”). The expected purchase price for the Probable Oklahoma Divestiture is $92.5 million, subject to customary post-closing adjustments.

See Note 1 of the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for a description of the East Texas Divestiture and the Probable Oklahoma Divestiture.

The unaudited pro forma condensed consolidated balance sheet is based on the unaudited condensed consolidated balance sheet of the Company as of September 30, 2025 and includes pro forma adjustments to give effect to both the East Texas Divestiture and the Probable Oklahoma Divesture as if the transactions had occurred on September 30, 2025. The unaudited pro forma condensed statement of consolidated operations for the nine months ended September 30, 2025 is based on the unaudited condensed statement of consolidated operations of the Company for the nine months ended September 30, 2025 and includes pro forma adjustments to give effect to both the East Texas Divestiture and the Probable Oklahoma Divestiture as if the transactions had occurred on January 1, 2024. The unaudited pro forma condensed statement of consolidated operations for the year ended December 31, 2024 is based on the audited statement of consolidated operations of the Company for the year ended December 31, 2024 and includes pro forma adjustments to give effect to both the East Texas Divestiture and the Probable Oklahoma Divestiture as if the transactions had occurred on January 1, 2024.

The pro forma adjustments to the historical unaudited condensed consolidated financial statements are based on currently available information and certain estimates and assumptions. The actual effect of the transactions discussed in the accompanying notes ultimately may differ from the unaudited pro forma adjustments included herein. However, management believes that the assumptions utilized to prepare the pro forma adjustments provide a reasonable basis for presenting the significant effects of the transactions and that the unaudited pro forma adjustments are factually supportable, give appropriate effect to the impact of events that are directly attributable to the transactions, and reflect those items expected to no longer have a continuing impact on the Company.

AMPLIFY ENERGY CORP/

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2025

(In thousands, except outstanding units)

				Probable
		East Texas		Oklahoma		Pro Forma
	Historical	Divestiture		Divestiture		Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$—	$122,000	(a)	$92,500	(c)	$—		$91,500
		(115,000	)(b)	(8,000	)(d)	—
Accounts receivable, net	33,207	—		—		—		33,207
Short-term derivative instruments	10,983	137	(a)	—		—		11,120
Prepaid expenses and other current assets	26,168	(826	)(a)	(1,502	)(c)	(1,194	)(e)	22,646
Total current assets	70,358	6,311		82,998		(1,194)		158,473
Property and equipment, at cost:
Oil and natural gas properties, successful efforts method	903,217	(333,765	)(a)	(197,003	)(c)	—		372,450
Support equipment and facilities	154,844	—		—		—		154,844
Other	12,404	(11,742	)(a)	(334	)(c)	—		328
Accumulated depreciation, depletion and amortization	(711,469)	266,243	(a)	94,973	(c)	—		(350,254)
Property and equipment, net	358,996	(79,264)		(102,364)		—		177,368
Long-term derivative instruments	273	1,579	(a)	—		—		1,852
Restricted investments	37,684	—		—		—		37,684
Operating lease - long term right-of-use asset	3,730	—		—		—		3,730
Deferred tax asset	258,600	—		—		—		258,600
Other long-term assets	1,714	—		—		(995	)(e)	719
Total assets	$731,355	$(71,374)		$(19,366)		$(2,189)		$638,426

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$29,154	$—		$—		—		$29,154
Revenues payable	10,145	(2,815	)(a)	(1,468	)(c)	—		5,862
Accrued liabilities	29,698	(927	)(a)	(150	)(c)	5,800	(f)	34,421
Total current liabilities	68,997	(3,742)		(1,618)		5,800		69,437
Long-term debt	123,000	(115,000	)(b)	(8,000	)(d)	—		—
Asset retirement obligations	133,276	(50,170	)(a)	(11,880	)(c)	—		71,226
Operating lease liability	2,985	—		—		—		2,985
Other long-term liabilities	10,123	—		—		—		10,123
Total liabilities	338,381	(168,912)		(21,497)		5,800		153,771
Stockholders' equity (deficit):
Preferred stock, $0.01 par value: 50,000,000 shares authorized; no shares issued and outstanding at September 30, 2025	—	—		—		—		—
Common Stock, $0.01 par value: 250,000,000 shares authorized; 40,475,997 shares issued and outstanding at September 30, 2025	405	—		—		—		405
Additional paid-in capital	444,480	—		—		—		444,480
Accumulated deficit	(51,911)	97,539	(a)	2,132	(c)	(7,989	)(e), (f)	39,770
Total stockholders' equity (deficit)	392,974	97,539		2,132		(7,989)		484,655
Total liabilities and equity	$731,355	$(71,374)		$(19,366)		$(2,189)		$638,426

AMPLIFY ENERGY CORP

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(In thousands, except per unit amounts)

			Probable
		East Texas	Oklahoma	Pro Forma
	Historical	Divestiture (g)	Divestiture (h)	Adjustment		Pro Forma
Revenues:
Oil and natural gas sales	$201,357	$(41,984)	$(34,241)	$—		$125,132
Other revenues	5,450	(3,360)	(2,012)	—		78
Total revenues	206,807	(45,344)	(36,253)	—		125,210

Costs and expenses:						—
Lease operating expense	111,652	(14,861)	(12,642)	—		84,149
Gathering, processing and transportation	14,246	(7,561)	(3,991)	—		2,694
Taxes other than income	12,337	(1,821)	(2,137)	—		8,379
Depreciation, depletion and amortization	27,263	(5,264)	(5,939)	—		16,060
Impairment expense	42,450	—	(34,002)	—		8,448
General and administrative expense	33,776	—	—	—		33,776
Accretion of asset retirement obligations	6,612	(2,589)	(417)	—		3,606
Loss (gain) on commodity derivative instruments	(14,767)	158	—	—		(14,609)
Pipeline incident loss	645	—	—	—		645
(Gain) loss on sale of properties	(9,536)	—	—	—		(9,536)
Other, net	86	(65)	(17)	—		4
Total costs and expenses	224,764	(32,003)	(59,145)	—		133,616
Operating income (loss)	(17,957)	(13,341)	22,892	—		(8,406)
Other income (expense):
Interest expense, net	(10,973)	—	—	8,865	(i)	(989)
		—	—	1,119	(j)
Other income (expense)	(479)	599	—	—		120
Total other income (expense)	(11,452)	599	—	9,984		(869)
Income (loss) before income taxes	(29,409)	(12,742)	22,892	9,984		(9,275)
Income tax (expense) benefit - current	(380)	—	—	—		(380)
Income tax (expense) benefit - deferred	9,346	—	—	—		9,346
Net income (loss)	$(20,443)	$(12,742)	$22,892	$9,984		$(309)

Earnings (loss) per share:
Basic and diluted earnings (loss) per share	$(0.51)					$(0.01)
Weighted average common shares outstanding:
Basic and diluted	40,337					40,337

AMPLIFY ENERGY CORP

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except per unit amounts)

			Probable
		East Texas	Oklahoma	Pro Forma
	Historical	Divestiture (g)	Divestiture (h)	Adjustment		Pro Forma
Revenues:
Oil and natural gas sales	$282,992	$(47,549)	$(50,469)	$—		$184,974
Other revenues	11,689	(8,217)	(2,362)	—		1,110
Total revenues	294,681	(55,766)	(52,831)	—		186,084

Costs and expenses:
Lease operating expense	142,950	(22,609)	(15,951)	—		104,390
Gathering, processing and transportation	18,427	(9,914)	(5,646)	—		2,867
Taxes other than income	20,895	(3,215)	(3,166)	—		14,514
Depreciation, depletion and amortization	32,586	(7,088)	(9,619)	—		15,879
General and administrative expense	35,895	—	—	5,800	(k)	41,695
Accretion of asset retirement obligations	8,438	(3,337)	(540)	—		4,561
Loss (gain) on commodity derivative instruments	2,047	(1,587)	—	—		460
Pipeline incident loss	3,859	—	—	—		3,859
(Gain) loss on sale of properties	(1,367)	—	—	(99,670	)(a), (c)	(101,037)
Other, net	531	(156)	(102)	—		273
Total costs and expenses	264,261	(47,906)	(35,024)	(93,870)		87,460
Operating income (loss)	30,420	(7,860)	(17,807)	93,870		98,623
Other income (expense):
Interest expense, net	(14,599)	—	—	12,224	(l)	(1,142)
		—	—	1,233	(j)
Other income (expense)	(447)	—	—	—		(447)
Total other income (expense)	(15,046)	—	—	13,457		(1,589)
Income (loss) before income taxes	15,374	(7,860)	(17,807)	107,327		97,034
Income tax (expense) benefit - current	(232)	—	—	—		(232)
Income tax (expense) benefit - deferred	(2,196)	—	—	—		(2,196)
Net income (loss)	$12,946	$(7,860)	$(17,807)	$107,327		$94,606

Earnings (loss) per share:
Basic and diluted earnings (loss) per share	$0.31					$2.39
Weighted average common shares outstanding:
Basic and diluted	39,655					39,655

AMPLIFY ENERGY CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Description of Divestitures and Basis of Presentation

Description of Divestitures

On October 28, 2025, the EQV Sellers entered into a purchase and sale agreement (the “EQV Purchase and Sale Agreement”) with Alpha, pursuant to which the EQV Sellers sold to Alpha certain assets of the EQV Sellers, which include, among other things, the EQV Sellers’ right, title and interest in and to certain specified oil and gas Properties and Equipment (each, as defined in the EQV Purchase and Sale Agreement) within or related to certain designated lands in East Texas and Louisiana (the “East Texas Divestiture”). The East Texas Divestiture was completed on December 23, 2025, for total proceeds of approximately $122.0 million, subject to customary post-closing adjustments. The total proceeds of $122.0 million include approximately $2.6 million attributable to certain assets for which consents had not been obtained by the closing date, with management expecting to receive these additional proceeds post-closing. This disposition does not qualify as a discontinued operation.

On November 4, 2025, the Revolution Sellers, and, for certain limited purposes, OLLC, entered into a purchase and sale agreement (the “Revolution Purchase and Sale Agreement”) with Revolution, pursuant to which the Revolution Sellers sold to Revolution certain assets of the Revolution Sellers, which include, among other things, the Revolution Sellers’ right, title and interest in and to certain specified oil and gas Properties and Equipment (each, as defined in the Revolution Purchase and Sale Agreement) within or related to certain designated lands in Oklahoma (the “Probable Oklahoma Divestiture”). The expected purchase price for the Probable Oklahoma Divestiture is $92.5 million, subject to customary post-closing adjustments, and the Probable Oklahoma Divestiture is expected to close on or about December 29, 2025. This disposition does not qualify as a discontinued operation.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is based on the unaudited condensed consolidated balance sheet of the Company as of September 30, 2025 and includes pro forma adjustments to give effect to both the East Texas Divestiture and the Probable Oklahoma Divesture as if the transactions had occurred on September 30, 2025. The unaudited pro forma condensed statement of consolidated operations for the nine months ended September 30, 2025 is based on the unaudited condensed statement of consolidated operations of the Company for the nine months ended September 30, 2025 and includes pro forma adjustments to give effect to both the East Texas Divestiture and the Probable Oklahoma Divesture as if the transactions had occurred on January 1, 2024. The unaudited pro forma condensed statement of consolidated operations for the year ended December 31, 2024 is based on the audited statement of consolidated operations of the Company for the year ended December 31, 2024 and includes pro forma adjustments to give effect to both the East Texas Divestiture and the Probable Oklahoma Divestiture as if the transactions had occurred on January 1, 2024.

The pro forma adjustments to the historical unaudited condensed consolidated financial statements are based on currently available information and certain estimates and assumptions. The actual effect of the transactions discussed in the accompanying notes ultimately may differ from the unaudited pro forma adjustments included herein. However, management believes that the assumptions utilized to prepare the pro forma adjustments provide a reasonable basis for presenting the significant effects of the transactions and that the unaudited pro forma adjustments are factually supportable, give appropriate effect to the impact of events that are directly attributable to the transactions, and reflect those items expected to no longer have a continuing impact on the Company.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s 2024 Annual Report on Form 10-K filed on March 5, 2025 and amended on April 17, 2025 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed on November 5, 2025.

Note 2. Pro Forma Adjustments and Assumptions

Unaudited Pro Forma Condensed Consolidated Balance Sheet

The following adjustments were made in the preparation of the unaudited pro forma condensed consolidated balance sheet as of September 30, 2025:

(a)	Pro forma adjustments to reflect the closing of the East Texas Divestiture, including the receipt of $122.0 million in proceeds, subject to customary post-closing adjustments, the elimination of the associated net assets as of September 30, 2025 and the estimated gain of $97.5 million to be recognized as a result of the transaction. The total proceeds of $122.0 million include approximately $2.6 million attributable to certain assets for which consents had not been obtained by the closing date, with management expecting to receive these additional proceeds post-closing.

(b)	Pro forma adjustment to reflect the use of the $115 million in proceeds from the East Texas Divestiture to repay borrowings under the Company’s revolving credit facility.

(c)	Pro forma adjustments to reflect the Probable Oklahoma Divestiture, including the receipt of $92.5 million in proceeds, subject to customary post-closing adjustments, the elimination of the associated net assets as of September 30, 2025 and the estimated gain of $2.1 million to be recognized as a result of the transaction.

(d)	Pro forma adjustment to reflect the use of the $8.0 million in the proceeds from the Probable Oklahoma Divestiture to repay borrowings under the Company’s revolving credit facility.

(e)	Pro forma adjustment to reflect the reduction of the deferred financing costs related to the Company’s revolving credit facility, assuming the debt repayments described in (b) and (d) above occurred on January 1, 2024.

(f)	Pro forma adjustment to reflect estimated professional fees and closing costs related to the East Texas divestiture and the Probable Oklahoma Divestiture.

Unaudited Condensed Consolidated Statement of Operations

The following adjustments were made in the preparation of the unaudited pro forma condensed statement of consolidated operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024:

(g)	Pro forma adjustment to reflect the removal of operating revenues, operating expenses and capitalized interest related to the East Texas Divestiture.

(h)	Pro forma adjustment to reflect the removal of operating revenues, operating expenses and capitalized interest related to the Probable Oklahoma Divestiture.

(i)	Pro forma adjustment to reflect the reduction of interest expense related to the East Texas Divestiture and the Probable Oklahoma Divestiture, assuming the debt repayments described in (b) and (d) above occurred on January 1, 2024: (i) using the Company’s revolving credit facility weighted average interest rate of 8.45% for the nine months ended September 30, 2025 and (ii) an adjustment for capitalized interest.

(j)	Pro forma adjustments to reflect the reduction of the deferred financing costs related to the East Texas Divestiture and Probable Oklahoma Divestiture, assuming the debt repayments described in (b) and (d) above occurred on January 1, 2024.

(k)	Pro forma adjustment for estimated professional fees and closing costs related to the East Texas Divestiture and the Probable Oklahoma Divestiture.

(l)	Pro forma adjustment to reflect the reduction of interest expense related to the East Texas Divestiture and the Probable Oklahoma Divestiture, assuming the debt repayments described in (b) and (d) above occurred on January 1, 2024: (i) using the Company’s revolving credit facility weighted average interest rate of 9.27% for the year ended December 31, 2024 and (ii) an adjustment for capitalized interest.